DREYFUS CASH MANAGEMENT PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to send you this report on Dreyfus Cash Management Plus, Inc. For the 12 months ended September 30, 1996, your Fund's Class A shares produced an annualized yield of 5.44% and Class B shares produced an annualized yield of 5.19%. Income dividends of approximately $.055 per share were paid during the period for Class A shares and $.052 for Class B shares. Assuming the reinvestment of these dividends and accounting for the effect of compounding, annualized effective yields of 5.58% and 5.32% were achieved for Class A shares and Class B shares, respectively.*
ECONOMIC REVIEW
    The Federal Reserve Board ("the Fed") twice in recent months has thwarted market expectations for policy tightening, perhaps to test the hypothesis that somewhat faster economic growth won't foster inflation. So far, rising wages and a tight labor market have failed to boost price indexes. Yet the U.S. business cycle is now entering the late-cycle phase when inflationary pressures typically emerge. Although profit growth slowed in 1996, better profit growth may be in store for some economic sectors next year. The Fed's stance has caused short-term interest rates to become quite volatile, although long-term rates have held fairly steady since the spring. True to form, the U.S. business cycle is entering the late-cycle phase and we believe that this portends sustained, steady growth ahead.
    In 1996, the unemployment rate has plunged toward 5% while wage growth has exceeded price inflation for the first time since 1989. Yet there is little evidence to date of rising price inflation, prompting the Fed to leave its interest rate policy unchanged. This is very different from 1994 when the Fed preemptively hiked interest rates to stem potential price inflation that subsequently did not materialize.
    Real Gross Domestic Product grew 3.3% in the first half, led by strong manufacturing, housing and consumer sectors. Since midyear, home sales have reached new cyclical highs, orders for exports and capital goods have resurged, and many foreign economies are improving. However, despite favorable income growth, high confidence and better job security, consumer spending has been lackluster since midyear. This has caused many analysts to conclude that the economy has shifted to a slower growth. Corporate profit growth decelerated in 1996, chiefly reflecting lagging midcycle slowdowns in some sectors (resource industries, exports, capital goods). Many of these sectors are now improving.
    As we start the fourth quarter of the year, interest rates are actually little different than they were in the spring. Should new inflation signs begin to emerge, then both short- and long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with business cycles overseas which, by and large, are at a much earlier stage. This portends faster world growth in 1997. Hopefully, the U.S. economy can participate in a world economy that is accelerating in growth without igniting inflation.
THE MONEY MARKET AND THE PORTFOLIO
    For much of the past year, money market interest rates edged upward, propelled by a strengthening economy and, most importantly, by fears that inflation might resume and that the Federal Reserve might raise interest rates to offset it.

    In recent weeks, it has become fairly clear that the economy, while continuing to grow, is not in any immediate danger of causing inflation to reappear. Moreover, the Fed has not raised short-term rates since last February. A widely watched Fed meeting in late September came and went with no official action on rates.
    On several occasions during the spring and summer, strong employment numbers and decreases in the unemployment figures spooked the fixed-income markets. Efforts of traders to outguess the Fed had the effect of pumping up short-term rates. This was the case even though from February through September, the Fed held eight meetings without taking overt action to increase rates. In effect, the market was doing the job for them.
    Since the last meeting of the Federal Open Market Committee in September, interest rates have subsided. The latest economic indicators, while still showing growth, have given the market few reasons to push up rates again.
    The way we have dealt with this environment is to extend portfolio maturities when opportunities arose. This enabled the Fund to continue to generate competitive yields when interest rates moved lower.
    We continue to watch market developments very closely and reserve the option of changing our approach if conditions warrant.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
October 18, 1996
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS                                                                                  SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-38.4%                                                          AMOUNT           VALUE
                                                                                                        ________     ________
Bank of Tokyo-Mitsubishi, Ltd. (London)
    5.66%, 2/12/97..........................................................                      $   45,000,000  $45,001,628
Bank of Tokyo-Mitsubishi, Ltd. (Yankee)
    5.61%-5.71%, 12/23/96-2/19/97...........................................                         170,000,000  170,000,000
Bayerische Vereinsbank AG (Yankee)
    5.31%, 2/24/97..........................................................                         155,000,000  155,000,000
Canadian Imperial Bank of Commerce (Yankee)
    5.50%, 1/9/97...........................................................                         100,000,000  100,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.43%-5.66%, 11/20/96-2/19/97...........................................                         194,000,000  194,000,000
Fuji Bank Ltd. (Yankee)
    5.53%-5.73%, 10/11/96-11/21/96..........................................                         160,000,000  160,003,309
Industrial Bank of Japan Ltd. (Yankee)
    5.47%-5.75%, 10/21/96-2/13/97...........................................                         268,000,000  267,996,728
Royal Bank of Canada (Yankee)
    5.44%, 12/31/96.........................................................                          81,000,000   81,059,227
Sanwa Bank Ltd. (London)
    5.50%-5.77%, 11/13/96-2/12/97...........................................                         162,000,000  161,990,434
Sanwa Bank Ltd. (Yankee)
    5.65%-5.70%, 1/6/97-3/31/97.............................................                          73,000,000   73,005,574
Societe Generale (Yankee)
    5.34%-6.03%, 3/24/97-7/21/97............................................                         100,000,000   99,994,956
Sumitomo Bank Ltd. (Yankee)
    5.62%-5.71%, 10/25/96-2/5/97............................................                         143,000,000  143,001,316
SwedBank (Yankee)
    5.46%-5.72%, 11/29/96-1/9/97............................................                         255,000,000  254,963,734
Union Bank of California
    5.71%-5.75%, 3/17/97-4/2/97.............................................                         165,000,000  165,000,000
                                                                                                                      _______
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $2,071,016,906)...................................................                                   $2,071,016,906
                                                                                                                      =======
BANKERS' ACCEPTANCES-4.6%
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.52%-5.70%, 10/11/96-2/3/97............................................                     $   143,800,000 $141,880,968
Fuji Bank Ltd. (Yankee)
    5.55%-5.62%, 10/22/96-11/19/96..........................................                          77,000,000   76,558,050
Industrial Bank of Japan Ltd. (Yankee)
    5.71%, 3/19/97..........................................................                           5,000,000    4,869,494

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996
                                                                                                       PRINCIPAL
BANKERS' ACCEPTANCES (CONTINUED)                                                                         AMOUNT       VALUE
                                                                                                        ________     ________

Sanwa Bank Ltd. (Yankee)
    5.45%-5.53%, 10/18/96-11/14/96..........................................                    $     18,000,000  $17,921,990
Sumitomo Bank Ltd. (Yankee)
    5.53%, 10/2/96..........................................................                           5,100,000    5,099,227
                                                                                                                      _______
TOTAL BANKERS' ACCEPTANCES
    (cost $246,329,729).....................................................                                     $246,329,729
                                                                                                                      =======
COMMERCIAL PAPER-14.7%
ABN-AMRO North America Finance Inc.
    5.45%, 11/12/96.........................................................                    $     40,000,000  $39,748,000
BFCE U.S. Finance Corp.
    5.43%-5.58%, 11/7/96-2/7/97.............................................                         100,000,000   98,751,681
BHF Finance (DE) Inc.
    5.42%, 12/19/96.........................................................                         100,000,000   98,832,556
Ciesco L.P.
    5.34%, 10/30/96.........................................................                          25,000,000   24,893,667
General Motors Acceptance Corp.
    5.58%-5.71%, 12/2/96-1/17/97............................................                         198,400,000  196,144,632
Lehman Brothers Holdings Inc.
    5.63%-6.06%, 10/7/96-6/6/97.............................................                         148,000,000  145,857,631
National Australia Funding (DE) Inc.
    5.52%, 12/2/96..........................................................                          50,000,000   49,533,278
Salomon Inc.
    5.63%-5.80%, 12/19/96-2/3/97............................................                         140,000,000  137,995,459
                                                                                                                      _______
TOTAL COMMERCIAL PAPER
    (cost $791,756,904).....................................................                                  $   791,756,904
                                                                                                                      =======
CORPORATE NOTES-10.7%
Bear Stearns Companies Inc.
    5.51%, 7/8/97...........................................................                    $     75,000,000  $75,000,000
Bear Stearns Companies Inc.
    5.38%-5.39%, 1/29/97-2/18/97 (a) .......................................                         125,000,000  125,000,000
CIT Group Holdings Inc.
    5.40%, 12/23/96 (a) ....................................................                         135,000,000  134,964,408
Lehman Brothers Holdings Inc.
    5.50%, 1/6/97 (a).......................................................                          75,000,000   75,000,000
Merrill Lynch & Co. Inc.
    5.38%, 2/13/97 (a)......................................................                          75,000,000   75,000,000

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
CORPORATE NOTES (CONTINUED)                                                                             AMOUNT        VALUE
                                                                                                         ________    ________
PHH Corp.
    5.40%, 11/12/96 (a).....................................................                    $     94,000,000 $ 93,992,552
                                                                                                                      _______
TOTAL CORPORATE NOTES
    (cost $578,956,960).....................................................                                  $   578,956,960
                                                                                                                      =======
PROMISSORY NOTES-6%
Goldman Sachs Group L.P.
    5.47%-5.78%, 10/8/96-5/2/97 (b,c)
    (cost $323,000,000).....................................................                     $   323,000,000 $323,000,000
                                                                                                                      =======
SHORT-TERM BANK NOTES-9.1%
Banc One Milwaukee
    5.37%, 2/6/97-2/7/97 (a)................................................                     $   250,000,000 $249,959,149
Comerica Bank
    5.36%, 2/14/97 (a)......................................................                         125,000,000  124,968,215
First National Bank of Boston
    5.41%, 10/2/96..........................................................                          53,000,000   53,000,000
Society National Bank, Cleveland
    5.92%, 5/21/97..........................................................                          65,000,000   65,000,000
                                                                                                                      _______
TOTAL SHORT-TERM BANK NOTES
    (cost $492,927,364).....................................................                                  $   492,927,364
                                                                                                                      =======
U.S. TREASURY BILLS-2.8%
    4.88%-5.59%, 2/6/97-8/21/97
    (cost $151,190,179).....................................................                     $   155,000,000 $151,190,179
                                                                                                                      =======
U.S. GOVERNMENT AGENCIES-10.1%
Federal Farm Credit Banks,
    Floating Rate Notes
    5.33%-5.34%, 7/25/97-1/30/98 (a)........................................                     $   150,000,000 $149,931,273
Federal National Mortgage Association,
    Floating Rate Notes
    5.30%-5.45%, 3/27/97-6/19/98 (a) .......................................                         398,000,000  397,873,267
                                                                                                                      _______
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $547,804,540).....................................................                                  $   547,804,540
                                                                                                                      =======
TIME DEPOSITS-4.7%
Berliner Handels-und Frankforter Bank (Grand Cayman)
    6%, 10/1/96.............................................................                     $   100,000,000 $100,000,000
Deutsche Bank AG (Grand Cayman)
    6%, 10/1/96.............................................................                          50,000,000   50,000,000

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
TIME DEPOSITS (CONTINUED)                                                                                AMOUNT        VALUE
                                                                                                        ________     ________
Republic National Bank of New York (London)
    5.75%, 10/1/96..........................................................                     $   102,800,000 $102,800,000
                                                                                                                      _______
TOTAL TIME DEPOSITS
    (cost $252,800,000).....................................................                                  $   252,800,000
                                                                                                                      =======
TOTAL INVESTMENTS
    (cost $5,455,782,582)...................................................        101.1%                     $5,455,782,582
                                                                                      ====                            =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................         (1.1%)                  $    (60,219,088)
                                                                                      ====                            =======
NET ASSETS  ................................................................        100.0%                     $5,395,563,494
                                                                                      ====                            =======


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Variable interest rate-subject to periodic change.
    (b) These notes were acquired for investment, not with intent to distribute or sell.
    (c) Securities restricted as to public resale. These securities were acquired from 5/16/96 to 9/18/96 at a cost of par value. At September 30, 1996, the aggregate value of these securities is $323 million, representing approximately 6.0% of net assets and are valued at amortized cost.



See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                     SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                   $5,455,782,582
    Interest receivable.....................................................                                       44,068,423
                                                                                                                      _______
                                                                                                                5,499,851,005
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                        $  1,004,856
    Due to Custodian........................................................                          53,146,679
    Due to Distributor......................................................                             116,908
    Payable for investment securities purchased.............................                          50,019,068  104,287,511
                                                                                                          _____-      _______
NET ASSETS..................................................................                                   $5,395,563,494
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                   $5,396,488,911
    Accumulated net realized (loss) on investments..........................                                         (925,417)
                                                                                                                      _______
NET ASSETS at value.........................................................                                   $5,395,563,494
                                                                                                                      =======
NET ASSET VALUE per share:
    Class A Shares
      15 billion shares of $.001 par value shares authorized
      ($4,766,312,021 / 4,767,223,951 shares of Common Stock outstanding)...                                            $1.00
                                                                                                                      =======
    Class B Shares
      15 billion shares of $.001 par value shares authorized
      ($629,251,473 / 629,264,960 shares of Common Stock outstanding).......                                            $1.00
                                                                                                                      =======

See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF OPERATIONS                                                                      YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $331,440,841
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $11,722,426
      Distribution fees (Class B shares)-Note 2(b)..........................                           1,234,656
                                                                                                          _____
          TOTAL EXPENSES....................................................                                       12,957,082
                                                                                                                      _______
INVESTMENT INCOME-NET.......................................................                                      318,483,759
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (2,194)
                                                                                                                      _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $318,481,565
                                                                                                                      =======




See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                         -------------------------------------
                                                                                            1995                        1996
                                                                                         _________                    _________
OPERATIONS:
    Investment income-net...............................................        $      232,479,885           $      318,483,759
    Net realized gain (loss) on investments.............................                    61,322                       (2,194)
                                                                                          ________                     ________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........               232,541,207                  318,481,565
                                                                                          ________                     ________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares....................................................              (226,918,456)                (292,838,918)
      Class B shares....................................................                (5,561,429)                 (25,644,841)
                                                                                          ________                     ________
          TOTAL DIVIDENDS...............................................              (232,479,885)                (318,483,759)
                                                                                          ________                     ________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares....................................................            57,520,547,392               93,822,519,259
      Class B shares....................................................             1,165,069,960                3,923,658,426
    Dividends reinvested:
      Class A shares....................................................                54,890,923                  115,307,526
      Class B shares....................................................                 5,333,819                   24,908,745
    Cost of shares redeemed:
      Class A shares....................................................           (55,063,997,497)             (93,576,511,645)
      Class B shares....................................................              (823,990,020)              (3,671,804,728)
                                                                                          ________                     ________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........             2,857,854,577                  638,077,583
                                                                                          ________                     ________
            TOTAL INCREASE IN NET ASSETS................................             2,857,915,899                  638,075,389
NET ASSETS:
    Beginning of year...................................................             1,899,572,206                4,757,488,105
                                                                                          ________                     ________
    End of year.........................................................         $   4,757,488,105            $   5,395,563,494
                                                                                          ========                     ========



See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                         CLASS A SHARES                                   CLASS B SHARES
                                           -----------------------------------------------------  -------------------------------
                                                     YEAR ENDED SEPTEMBER 30,                          YEAR ENDED SEPTEMBER 30,
                                           -----------------------------------------------------  --------------------------------
PER SHARE DATA:                            1992        1993        1994        1995        1996     1994(1)        1995       1996
                                            ___         ___         ___         ___         ___         ___         ___        ___
    Net asset value,
      beginning of year.....            $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                                            ___         ___         ___         ___         ___         ___         ___        ___
    INVESTMENT OPERATIONS;
    Investment income-net...               .043        .032        .036        .057        .055        .025        .055       .052
                                            ___         ___         ___         ___         ___         ___         ___        ___
    DISTRIBUTIONS;
    Dividends from investment
      income-net............              (.043)      (.032)      (.036)      (.057)      (.055)      (.025)      (.055)     (.052)
                                            ___         ___         ___         ___         ___         ___         ___        ___
    Net asset value, end of year        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                                            ===         ===         ===         ===         ===         ===         ===        ===
TOTAL INVESTMENT RETURN.....               4.39%       3.20%       3.65%       5.86%       5.59%       3.61%(2)    5.61%      5.33%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets............                .20%        .20%        .20%        .20%        .20%        .45%(2)     .45%       .45%
    Ratio of net investment income
      to average net assets.               4.36%       3.15%       3.49%       5.81%       5.46%       4.00%(2)    5.66%      5.19%
    Decrease reflected in above
      expense ratios due to
      undertakings by
      the Manager...........                .05%        .04%        .01%          -           -           -           -         -
    Net Assets, end of year
      (000's Omitted).......         $2,300,382  $3,003,344  $1,893,485  $4,404,989  $4,766,312      $6,087    $352,499   $629,251
(1)    From January 24, 1994 (commencement of initial offering) to September 30, 1994.
(2)    Annualized.


See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Cash Management Plus, Inc. ("the Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the DREYFUS CASH MANAGEMENT PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $925,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $22,000 of the carryover expires in fiscal 1997, $3,000 expires in fiscal 1999, $3,000 expires in fiscal 2000, $46,000 expires in fiscal 2002, $811,000 expires in fiscal 2003 and $40,000 expires in fiscal 2004.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days' notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    Effective December 1, 1995, the Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,208 during the period ended September 30, 1996.
    (B) Under the Class B Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the year ended Sept ember 30, 1996, $1,234,656 was charged to the Fund pursuant to the Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS CASH MANAGEMENT PLUS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CASH MANAGEMENT PLUS, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Cash Management Plus, Inc., including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Cash Management Plus, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 31, 1996



DREYFUS CASH MANAGEMENT
PLUS, INC.
200 PARK AVENUE
NEW YORK, NY 10166
MANAGER
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
CUSTODIAN
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
DREYFUS TRANSFER, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940
















Printed in U.S.A.                        719/671AR969
DREYFUS
CASH
MANAGEMENT
PLUS, INC.







ANNUAL REPORT
SEPTEMBER 30, 1996